UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2022

Bath & Body Works, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BBWI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Bath & Body Works, Inc. (the “Company”) determined that a number of shares of the Company’s common stock offered under the Company’s 401(k) Savings and Retirement Plan (the “Plan”) were previously inadvertently omitted from inclusion on a registration statement on Form S-8. As a result, on July 29, 2022, the Company commenced a voluntary rescission offer (the “Rescission Offer”) to eligible participants in order to remediate the possible registration and prospectus delivery defects. The Rescission Offer is being made with respect to a maximum of 136,380 shares of Company common stock sold pursuant to the Plan from February 10, 2021 to February 10, 2022 (the “Shares”). The Rescission Offer will be funded from the Company’s existing cash balance. The Company does not expect that the exercise of any rescission rights will have a material impact on its consolidated results of operations, financial position or cash flows.

The Rescission Offer is described in the corresponding Company prospectus supplement dated July 29, 2022, together with the related prospectus dated March 21, 2022, filed with the Securities and Exchange Commission under Rule 424(b) on July 29, 2022. The securities subject to the Rescission Offer were registered by the Company pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-263720) filed with the Securities and Exchange Commission on March 21, 2022 (the “Registration Statement”).

The description of the Rescission Offer in this Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the prospectus supplement.

A validity opinion with respect to the Shares is being filed with this Current Report on Form 8-K and is incorporated by reference into the Registration Statement. In addition, an acknowledgment of Ernst & Young LLP, the independent registered public accounting firm of the Company, is being filed with this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this report or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this report or otherwise made by our company or our management:

•	general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the COVID-19 pandemic has had and may continue to have an adverse effect on our business and results of operations;

•	the seasonality of our business;

•	the anticipated benefits from the Victoria's Secret & Co. spin-off may not be realized;

•	the spin-off of Victoria’s Secret & Co. may not be tax-free for U.S. federal income tax purposes;

•	our dependence on Victoria's Secret & Co. for information technology services;

•	difficulties arising from turnover in Company leadership or other key positions;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	the dependence on store traffic and the availability of suitable store locations on appropriate terms;

•	our continued growth in part through new store openings and existing store remodels and expansions;

•	our ability to successfully operate and expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel business;

•	our ability to protect our reputation and our brand image;

•	our ability to successfully complete environmental, social and governance initiatives, and associated costs thereof;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to maintain, enforce and protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brand, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

•	political instability, wars and other armed conflicts, environmental hazards or natural disasters;

•	significant health hazards or pandemics, which could result in closed factories and/or stores, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in impacted areas;

•	duties, taxes and other charges;

•	legal and regulatory matters;

•	volatility in currency exchange rates;

•	local business practices and political issues;

•	delays or disruptions in shipping and transportation and related pricing impacts;

•	disruption due to labor disputes; and

•	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	our reliance on a limited number of suppliers to support a substantial portion of our inventory purchasing needs;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in foreign currency exchange rates;

•	fluctuations in product input costs;

•	fluctuations in energy costs;

•	our ability to adequately protect our assets from loss and theft;

•	increases in the costs of mailing, paper, printing or other order fulfillment logistics;

•	claims arising from our self-insurance;

•	our and our third-party service providers’, including Victoria's Secret & Co. during the term of the Transition Services Agreement between us and Victoria’s Secret & Co., ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, third-party and Company information;

•	stock price volatility;

•	our ability to pay dividends and make share repurchases under share repurchase authorizations;

•	shareholder activism matters;

•	our ability to maintain our credit ratings;

•	our ability to service or refinance our debt and maintain compliance with our restrictive covenants;

•	the impact of the transition from London Interbank Offered Rate and our ability to adequately manage such transition;

•	our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

Except as required by law, we do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this report to reflect circumstances existing after the date of this report or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in “Item 1A. Risk Factors” in our 2021 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and our subsequent filings.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

5.1	Opinion of Davis Polk & Wardwell, dated July 29, 2022.
15.1	Acknowledgement of Ernst & Young LLP, independent registered public accounting firm of Bath & Body Works, Inc.
23.1	Consent of Davis Polk & Wardwell, dated July 29, 2022 (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bath & Body Works, Inc.

By:	/s/ MICHAEL C. WU
Name:	Michael C. Wu
Title:	Chief Legal Officer and Corporate Secretary

Date: July 29, 2022